Exhibit 10.40
                                                                   -------------

               UNANIMOUS CONSENT TO ACTION OF THE HUMAN RESOURCES
                        AND COMPENSATION COMMITTEE OF THE
                              BOARD OF DIRECTORS OF
                      DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
                        TAKEN IN LIEU OF SPECIAL MEETING
                           EFFECTIVE DECEMBER 2, 2004

     The undersigned, being all of the members of the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the "Company"), do hereby waive notice of the holding of a formal meeting, and do hereby make the following determinations and take, and consent to, the following actions on behalf of the Company:

     WHEREAS, on December 5, 1998, the Company adopted the Company's Retirement Plan, which was subsequently amended by the (i) First Amendment to Retirement Plan adopted by the Company on September 23, 1999, (ii) Second Amendment to Retirement Plan adopted by the Company on January 14, 2000, and (iii) Adoption, Consent and Third Amendment to Retirement Plan adopted by the Company on July 1, 2000 (collectively, the "Plan"); and

     WHEREAS, it is proposed that the Plan be amended as proposed in the amendment to the Plan attached hereto as Exhibit A; and

     RESOLVED, that the proposed amendment to the Plan attached hereto as Exhibit A be, and it hereby is, adopted and approved.

     ADOPTED the 2nd day of December, 2004.


                                        ________________________________________
                                        Edward C. Lumley


                                        ________________________________________
                                        Molly Shi Boren


                                        ________________________________________
                                        John C. Pope



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                                    EXHIBIT A
                                    ---------

                       Fourth Amendment to Retirement Plan

     The Retirement Plan adopted by Dollar Thrifty Automotive Group, Inc. ("DTAG") on December 5, 1998, as amended by (i) First Amendment to Retirement Plan adopted by DTAG on September 23, 1999, (ii) Second Amendment to Retirement Plan adopted by DTAG on January 14, 2000, and (iii) Adoption, Consent and Third Amendment to Retirement Plan adopted by DTAG on July 1, 2000 (collectively, the "Plan") is hereby amended effective December 2, 2004 as follows:

     1. The definition of "Participant" contained in Section 1.18 of the Plan is hereby deleted in its entirety and replaced with the following:

          "1.18 "Participant" means an Employee of the Employer on December 2, 2004 who is graded at the Staff Vice President level or above or who is entitled to receive benefits under the Plan as a beneficiary of the Participant."